UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2016

Huntington Funding, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-214109

Central Index Key Number: 0001540483

Huntington Auto Trust 2016-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-214109-01

Central Index Key Number: 0001688281

The Huntington National Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000049205

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

26-2764361

(Registrant’s I.R.S. Employer Identification No.)

Huntington Funding, LLC Corporation Service Company 2711 Centerville Road, Suite 400 Wilmington, Delaware	19808
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(302) 636-5454

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the sale of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Auto Loan Asset Backed Notes (the “Notes”) by Huntington Auto Trust 2016-1 (the “Issuing Entity”) described in the Prospectus dated November 28, 2016, which were issued on November 30, 2016 (the “Closing Date”), the Registrant is filing the following agreements, each dated as of the Closing Date:

1. A receivables sale agreement (the “Receivables Sale Agreement”), between Huntington Funding, LLC (“Huntington Funding”) and The Huntington National Bank (the “Bank”), pursuant to which the Bank transferred to Huntington Funding certain retail motor vehicle installment loans relating to new or used automobiles, light-duty trucks and vans (the “Receivables”) and related property.

2. An asset representations review agreement (the “Asset Representations Review Agreement”), among the Issuing Entity, the Bank and Clayton Fixed Income Services, LLC (“Clayton”), as asset representations reviewer, relating to the review (upon the satisfaction of specified conditions) of certain representations made by the Bank with respect to the Receivables pursuant to the Receivables Sale Agreement.

3. An amended and restated trust agreement (the “Amended and Restated Trust Agreement”), among Huntington Funding, Citibank, N.A., as owner trustee (the “Owner Trustee”), and Citicorp Trust Delaware, National Association, as issuer Delaware trustee (the “Delaware Trustee”), and acknowledged and agreed to by Wells Fargo Bank, National Association, as certificate registrar and certificate paying agent, which amended the trust agreement dated as of October 19, 2016 pursuant to which the Issuing Entity was formed.

4. A sale agreement (the “Sale Agreement”), between the Issuing Entity and Huntington Funding, pursuant to which the Receivables and related property were transferred to the Issuing Entity.

5. A servicing agreement (the “Servicing Agreement”), among the Bank, as servicer, the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), pursuant to which the Bank will manage, service and otherwise administer the Receivables.

6. An indenture (the “Indenture”), between the Issuing Entity and the Indenture Trustee, pursuant to which the Issuing Entity caused the issuance of the Notes and granted a security interest in the Receivables and other related property to the Indenture Trustee in order to secure the Notes.

7. An administration agreement (the “Administration Agreement”), among the Bank, the Issuing Entity and the Indenture Trustee, relating to the provision by the Bank of certain administrative services on behalf of the Issuing Entity relating to the Notes.

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Receivables Sale Agreement, as Exhibit 10.2 is the Asset Representations Review Agreement, as Exhibit 10.3 is the Sale Agreement, as Exhibit 10.4 is the Servicing Agreement, as Exhibit 10.5 is the Amended and Restated Trust Agreement, and as Exhibit 10.6 is the Administration Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee.

10.1	Receivables Sale Agreement, dated as of the Closing Date, between Huntington Funding and the Bank.

10.2	Asset Representations Review Agreement, dated as of the Closing Date, among the Issuing Entity, the Bank and Clayton.

10.3	Sale Agreement, dated as of the Closing Date, between the Issuing Entity and Huntington Funding.

10.4	Servicing Agreement, dated as of the Closing Date, among the Bank, the Issuing Entity and the Indenture Trustee.

10.5	Amended and Restated Trust Agreement, dated as of the Closing Date, among Huntington Funding, the Owner Trustee and the Delaware Trustee, and acknowledged and agreed to by Wells Fargo Bank, National Association, as certificate registrar and certificate paying agent.

10.6	Administration Agreement, dated as of the Closing Date, among the Issuing Entity, the Bank and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2016	HUNTINGTON FUNDING, LLC

	By:	/s/ Matthew T. Alexander
	Name:	Matthew T. Alexander
	Title:	Vice President